SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

21.         SUBSEQUENT EVENTS

On January 27, 2022, the Group entered into an equipment purchase agreement for the purchase of 4,800 Bitmain Antminer S-19 XP miners with an intended delivery in equal monthly installments of 800 units in the second half of 2022 in the United States. The aggregate purchase price for these miners is approximately US$60 million (subject to potential adjustments based on the hash rate of the delivered units), for which the Group’s business partner, Foundry Digital LLC will provide financing through its Foundry X.

To accommodate its increasing scale of operations in the United States, the Group entered into a lease agreement for a term of three years, pursuant to which the Group agreed to lease approximately four acres of land including approximately 22,603 square feet of office space in Houston, Texas.

On April 6, 2022, the Group entered into an investment agreement (the “Agreement”) with Unistar Group Holdings Ltd. (“Unistar Group”), Mr. Herman Man Guo, the chairman and chief executive officer of the Company, and Ms. Dan Shao, Mr. Guo’s spouse. Pursuant to the Agreement, the Company has agreed to issue (i) 177,953,891 ordinary shares with a par value of US$0.001 per share (each a “Share”), or approximately 100% of the Company’s outstanding Shares prior to closing of the transactions contemplated thereunder, and (ii) warrants to purchase an aggregate of 117,805,476 newly issued Shares (the “Warrants”), to Unistar Group and Northern Shore Group Limited (“Northern Shore”) in exchange for the delivery and transfer of 5,000 ANTMINER S19 and 2,000 INNO A11 computer servers to further expand the Group’s cryptocurrency business.